APPLEBEE'S INTERNATIONAL, INC
                 AMENDED AND RESTATED 1995 EQUITY INCENTIVE PLAN
                        RESTRICTED STOCK AWARD AGREEMENT
             (Officer Participants in the Executive Retirement Plan)
                         (Performance Restricted Stock)

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     This Restricted Stock Award Agreement (the "Agreement") is made this "Date"
with "Name" (the "Grantee") and evidences the grant by Applebee's International, Inc. (the "Company") of a Restricted Stock Award (the "Award") to the Grantee on the date hereof (the "Grant Date"). By executing this Agreement, the Grantee agrees to be bound in accordance with the provisions of the Applebee's International, Inc. Amended and Restated 1995 Equity Incentive Plan (the "Plan"). Defined terms used but not defined herein shall have the same meaning as used in the Plan.

1. Shares Awarded and Restrictions on Shares. The Grantee is hereby awarded "Number of Shares" shares of the Company's common stock, $.01 par value (the "Restricted Shares"), which are subject to forfeiture and to the restriction on the rights of sale and transfer set forth in this Agreement and further subject to the terms and conditions of the Plan, the provisions of which are hereby incorporated in this Agreement by reference.

2.   Performance Contingency.

     (a) Performance Period. The "Performance Period" is the period beginning on January 1 of the grant year and ending on the fourth December 31 thereafter.

     (b) Performance Contingency. Except as provided in this Paragraph 2(b) or in Paragraph 6 below, all Restricted Shares shall be held by the Grantee without the rights of sale or transfer and subject to forfeitures as provided herein (the "Performance Contingency"). If Total Return to Shareholders of the Company (as defined below) at the end of the Performance Period, when calculated by the Company and approved by the Committee is (i) less than the 25th percentile of the Total Return to Shareholders of the Peer Group (as defined below), all Restricted Shares will be forfeited by the Grantee and become the property of the Company; (ii) greater than or equal to the 25th percentile of the Total Return to Shareholders of the Peer Group, the restrictions on transfer shall lapse with

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          respect to 50% of the Restricted  Shares;  (iii) greater than or equal to the 50th percentile of the Total Return to Shareholders of the Peer Group, the restrictions on transfer will lapse as to 100% of the Restricted Shares; and (iv) greater than or equal to the 75th percentile of the Total Return to Shareholders of the Peer Group, the Company shall grant to the Grantee additional shares of the Company's common stock equal to 50% of the total Restricted Shares, with no restrictions.

     (c) Total Return to Shareholders. "Total Return to Shareholders" shall mean the percentage by which the trading price of a company's common stock, plus any common stock dividends paid during the Performance Period, increases during the Performance Period. This change in trading price shall be measured by using the average of the closing price of the common stock for the 200 trading days prior to the beginning of the Performance Period as the beginning trading price, and the average of the closing price of the common stock for the 200 trading days prior to the end of the Performance Period as the ending trading price.

     (d) Peer Group. "Peer Group" shall mean the companies included in the Bear Stearns Index. The Committee may remove companies from the Peer Group as it deems appropriate to account for corporate structure changes in these companies.

3. Employment Requirement. Except as provided in Paragraph 6 below, in the event the Grantee's employment with the Company or any of its Affiliates terminates prior to the end of the Performance Period, any portion of the Restricted Shares which remains restricted will be forfeited by the Grantee and become the property of the Company. For purposes of this document, an authorized leave of absence (authorized by the Company to the Grantee in writing) shall not be deemed a termination of employment hereunder.

4. Issuance of Restricted Shares. Restricted Shares will be issued in the name of the Grantee and shall be held in escrow by the Company in accordance with the terms of the Plan. When the prohibited sale and transfer restrictions lapse under Paragraph 2, above, with respect to all or a portion of the Restricted Shares, provided the Restricted Shares have not been forfeited under Paragraph 3, above, the Company shall deliver to the Grantee the stock certificate for the Restricted Shares or such portion thereof. The Company is not acting as a fiduciary and has no obligations other than as set forth in the Plan and this Award. The Company may cancel the Restricted Shares if forfeited hereunder and the Grantee shall deliver herewith any instrument requested by the Company to effect such cancellation.

5. Voting and Other Rights of Restricted Shares. Upon the issuance of the Restricted Shares, the Grantee shall have all of the rights of a stockholder of the Company, including the right to receive dividends and to vote the Restricted Shares until the date as of which such shares may have been forfeited to the Company as provided in Paragraph 2 or 3 above. Notwithstanding the foregoing, in the event of any stock dividend, stock split, division of shares or other corporate structure change which results in the issuance of additional shares with respect to Restricted Shares prior to the date as of which the certificate for such Restricted Shares is to be delivered to the Grantee, such shares shall be held by the Company and shall become Restricted Shares.

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6.   Acceleration of Release of Restrictions; Retirement.

     (a) The forfeiture and prohibited sale and transfer restrictions on the Restricted Shares shall immediately lapse on the earliest of the following:

          (i) The Grantee's date of death; or

          (ii) The Disability of the Grantee.

     (b) Upon Retirement of the Grantee during the Performance Period, the effect on the Restricted Shares shall be as set forth in the terms of the Company's Executive Retirement Plan, and the Award will remain subject to the Performance Contingency. "Retirement" shall mean the satisfaction of all conditions necessary for the Grantee to become entitled to receive benefits under the Company's Executive Retirement Plan.

7. Taxes. The Grantee will be solely responsible for any federal, state or local income taxes imposed in connection with the ------ granting of the Restricted Shares or the delivery of such shares pursuant thereto, and the Grantee authorizes the Company or any Affiliate to make any withholding for taxes which the Company or any Affiliate deems necessary or proper in connection therewith. Upon recognition of income by the Grantee with respect to the Award hereunder, the Company shall withhold taxes pursuant to Section 13 of the Plan. The Grantee may elect to satisfy any tax withholding obligation of the Company by having a portion of the Restricted Shares otherwise deliverable withheld in accordance with Section 13 of the Plan. In the event the Grantee has not made appropriate elections or otherwise followed the procedures required by the Company for satisfaction of the tax withholding obligation, the Company shall withhold Restricted Shares in accordance with Section 13 of the Plan.

8. Changes in Circumstances. It is expressly understood and agreed that the Grantee assumes all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the Restricted Shares after the date hereof.

9. No Conflict. In the event of a conflict between this Award and the Plan, the provisions of the Plan shall govern.

10. Governing Law. This award shall be governed under the laws of the State of Kansas.

11. Change of Control. The effect of a Change in Control shall be as set forth in either the Change in Control and Noncompete Agreement entered into between Grantee and Company, or, in the event Grantee has not entered into a Change in Control and Noncompete Agreement, the Grantee's employment

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     agreement  with the Company.  In the event the Grantee has not entered into either a Change in Control and Noncompete Agreement or an employment agreement with the Company (or Grantee has entered into an agreement but such agreement does not address the effect of a Change in Control on this Agreement), the effect of a Change in Control shall be as set forth in the Plan. This Agreement shall be subject to any amendment to the definition of Change in Control in the Plan that may be made after the date of this Agreement.



APPLEBEE'S INTERNATIONAL, INC


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By:  ________________________
Title:  _____________________

ACKNOWLEDGEMENT

     The undersigned Grantee acknowledges that he or she understands and agrees to be bound by each of the terms and conditions of this Agreement.


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Name of Grantee